MERCER FUNDS

SUPPLEMENT TO

THE PROSPECTUS DATED JULY 31, 2022,

AS SUPPLEMENTED DECEMBER 22, 2022

The date of this Supplement is February 2, 2023.

The following changes are made in the Prospectus of Mercer Funds (the “Prospectus”):

The Board of Trustees of Mercer Funds has approved the adoption of a new expense limitation agreement for Mercer US Large Cap Equity Fund (the “Fund”). Effective immediately, the Prospectus is amended as described below.

1.                  The “Annual Fund Operating Expenses” table for the Fund included in the “Summary of the Funds” section on page 1 of the Prospectus is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Adviser Class(1)	Class I(1)	Class Y-2(1)	Class Y-3
Management Fees(2)(3)	0.52%	0.52%	0.52%	0.52%
Distribution (12b-1) Fees	0.25%	None	None	None
Non-Distribution Shareholder Administrative Services Fees	0.25%	0.25%	0.15%	None
Other Expenses(2)(3)	0.06%	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses	1.08%	0.83%	0.73%	0.58%
Less Fee Waivers(2)(4)	(0.27)%	(0.27)%	(0.27)%	(0.27)%
Net Annual Fund Operating Expenses	0.81%	0.56%	0.46%	0.31%

(1)	Adviser Class, Class I and Class Y-2 shares of the Fund have not commenced operations as of the date of this supplement.

(2)	Mercer Investments LLC (the “Adviser”) has contractually agreed, until at least July 31, 2023, to waive any portion of its management fee that exceeds the aggregate amount of the subadvisory fees that the Adviser is required to pay to the Fund’s subadvisers. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Fund’s Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser. The amount of the fee waiver has been estimated to reflect the subadvisory fees in effect as of the date of this supplement.

(3)	“Management Fees” and “Other Expenses,” which include custodial, legal, audit, transfer agent and Trustees’ fees and expenses, are based on estimates for the Fund’s current fiscal year.

(4)	The Adviser has also contractually agreed, until at least July 31, 2024, to waive fees and/or reimburse Fund expenses to the extent that total annual fund operating expenses exceed 0.90% for Adviser Class shares, 0.65% for Class I shares, 0.55% for Class Y-2 shares and 0.40% for Class Y-3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, 12b-1 fees, non-12b-1 shareholder administrative services fees, brokerage expenses, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. This contractual fee waiver and reimbursement agreement cannot be eliminated prior to July 31, 2024 without the approval of the Fund’s Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser.

2.	The “Example” table for the Fund also included in the “Summary of the Funds” section on page 1 of the Prospectus is deleted in its entirety and replaced with the following:

Example

The example below is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above (taking into account the contractual management fee waiver agreement being in effect for the one-year period ending July 31, 2023).

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Adviser Class	$83	$317	$569	$1,293
Class I	$57	$238	$434	$1,000
Class Y-2	$47	$206	$379	$881
Class Y-3	$32	$159	$297	$700

3.                  The following paragraph is inserted immediately following the seventh paragraph under “Investment Adviser and the Subadvisers and Sub-Subadvisers” in the “Who Manages the Funds” section on page 96 of the Prospectus:

With respect to Mercer US Large Cap Equity Fund, the Adviser has also contractually agreed, until at least July 31, 2024, to waive fees and/or reimburse Fund expenses to the extent that total annual fund operating expenses exceed 0.90% for Adviser Class shares, 0.65% for Class I shares, 0.55% for Class Y-2 shares and 0.40% for Class Y-3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, 12b-1 fees, non-12b-1 shareholder administrative services fees, brokerage expenses, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. This contractual fee waiver and reimbursement agreement cannot be eliminated prior to July 31, 2024 without the approval of the Fund’s Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser.

MERCER FUNDS

SUPPLEMENT TO

THE STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 31, 2022, AS SUPPLEMENTED DECEMBER 22, 2022

The date of this Supplement is February 2, 2023.

The following changes are made in the Statement of Additional Information of Mercer Funds (the “SAI”):

The Board of Trustees of Mercer Funds has approved the adoption of a new expense limitation agreement for Mercer US Large Cap Equity Fund (the “Fund”). Effective immediately, the SAI is amended as described below.

The following paragraph is inserted immediately following the fifth paragraph under “Investment Adviser” in the “Investment Advisory, Principal Underwriting, and Other Service Arrangements” section on page 39 of the SAI:

With respect to Mercer US Large Cap Equity Fund, the Adviser has also contractually agreed, until at least July 31, 2024, to waive fees and/or reimburse Fund expenses to the extent that total annual fund operating expenses exceed 0.90% for Adviser Class shares, 0.65% for Class I shares, 0.55% for Class Y-2 shares and 0.40% for Class Y-3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, 12b-1 fees, non-12b-1 shareholder administrative services fees, brokerage expenses, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. This contractual fee waiver and reimbursement agreement cannot be eliminated prior to July 31, 2024 without the approval of the Fund’s Board of Trustees. The fees waived by the Adviser pursuant to this agreement are not subject to reimbursement by the Fund to the Adviser.